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                                                                   EXHIBIT 21.1

                                  SUBSIDIARIES

The following table sets forth all of National City Corporation's direct or indirect subsidiaries, as of December 31, 1995.

                                                                  State or
                                                                  Jurisdiction
                                                                  Under the Law
                                               % of Voting        of which
                                               Securities Owned   Organized
                                               ----------------   -----------
SUBSIDIARIES OF NATIONAL CITY CORPORATION:

American Fidelity Bank, FSB                            100%       Kentucky
American Fidelity Bank and Trust Company               100%       Kentucky
Bank of Danville and Trust Company                     100%       Kentucky
Buckeye Service Corporation                            100%       Ohio
Circle Equity Leasing Corporation of Michigan          100%       Michigan
Circle Leasing Corporation                             100%       Indiana
Cortland Bancorp                                      7.15%       Ohio
The First National Bank and Trust Company              100%       Kentucky
First National Bank & Trust Co. of Woodford            100%       Kentucky
   County
The First State Bank & Trust Company of                100%       Kentucky
   Manchester, Kentucky
Gem America Realty and Investment Corp.                100%       Ohio
The London Bank & Trust Co.                            100%       Kentucky
Madison Bank & Trust Company                           100%       Indiana
Merchants Capital Management, Inc.                     100%       Indiana

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
                                                                 State or
                                                                 Jurisdiction
                                                                 Under the Law
                                               % of Voting       of which
                                               Securities Owned  Organized
                                               ----------------  -----------

SUBSIDIARIES OF NATIONAL CITY CORPORATION:

Merchants Mortgage Corporation                        100%       Indiana
Merchants Service Corporation                         100%       Indiana
Money Station, Inc.                                   100%       Ohio
Mortgage Company of Indiana, Inc.--                   100%       Indiana
    Name changed to Commercial Servicing
National Asset Management Corporation                 100%       Kentucky
National City Bank                                    100%       United States
National City Bank, Ashland                          99.5%       United States
National City Bank, Columbus                          100%       United States
National City Bank, Dayton                            100%       United States
National City Bank, Indiana                           100%       United States
National City Bank, Kentucky                          100%       United States
National City Bank, Northeast                         100%       United States
National City Bank, Northwest                         100%       United States
National City Bank, Southern Indiana                  100%       United States
National City Capital Corporation                     100%       Delaware
National City Community Development Corporation       100%       Ohio
National City Credit Corporation                      100%       Ohio
National City Financial Corporation                   100%       Ohio
National City Holding Company                         100%       Delaware
National City Investments Capital, Inc.               100%       Indiana
National City Life Insurance Co.                      100%       Arizona
National City Mortgage Company                        100%       Ohio
National City Processing Company                      100%       Kentucky
National City Trust Company                           100%       United States
National City Venture Corporation                     100%       Delaware
NC Acquisition, Inc. (inactive)                       100%       Delaware
Ohio National Corporation Of Columbus                 100%       Ohio
Richmond Bank and Trust Company                       100%       Kentucky
Second Premises Corporation                           100%       Kentucky


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
                                                                        State or
                                                                        Jurisdiction
                                                                        Under the Law
                                                      % of Voting       of which
                                                      Securities Owned  Organized
                                                      ----------------  -----------

SUBSIDIARIES OF NATIONAL CITY BANK:

Capstone Realty, Inc.                                       100%        Ohio
National City Investments Corporation                       100%        Kentucky

SUBSIDIARY OF NATIONAL CITY BANK, NORTHEAST:

AKREO Service Corporation                                   100%        Ohio

SUBSIDIARIES OF NATIONAL CITY BANK, COLUMBUS:

Scott Street Properties, Inc.                               100%        Ohio

SUBSIDIARIES OF NATIONAL CITY BANK, KENTUCKY:

Churchill Insurance Agency, Inc.                            100%        Kentucky
First National Broadway Corp.                               100%        Kentucky
First Premises Corporation                                  100%        Kentucky
FNB Service Corporation                                     100%        Kentucky
National Capital Properties, Inc.                           100%        Kentucky
National City Leasing Corporation                           100%        Kentucky
NCBK Holdings, Inc.                                         100%        Delaware

SUBSIDIARIES OF NATIONAL CITY PROCESSING COMPANY:

B&L Consultants, Inc.                                       100%        Massachusetts
NPC Check Cashing, Inc.                                     100%        Delaware
NPC Internacional, S.A. de C.V.                            99.6%        Mexico

SUBSIDIARY OF GEM AMERICA REALTY & INVESTMENT CORP.:

Gem Financial Insurance Agency, Inc.                        100%        Ohio


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
                                                                        State or
                                                                        Jurisdiction
                                                                        Under the Law
                                                      % of Voting       of which
                                                      Securities Owned  Organized
                                                      ----------------  -----------
SUBSIDIARIES  OF NATIONAL CITY BANK, INDIANA:

Ash Realty Company, Inc.                                  100%          Indiana
Bank Service Corporation of Indiana                    33 1/3%          Indiana
MNB Financial Corporation                                 100%          Indiana
MNB Trustee Co., (UK) Ltd.                                 50%(1)       United
                                                                          Kingdom
SUBSIDIARY OF MADISON BANK & TRUST COMPANY:

National City Insurance Agency, Inc.                      100%          Indiana

SUBSIDIARY OF MNB FINANCIAL CORPORATION:

Indiana Plaza Leasing, Inc.                               100%          New York

SUBSIDIARY OF ASH REALTY COMPANY, INC.:

Sterling Equities Corp.                                   100%          Indiana

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(1) Additional 50% Owned by National City Bank.


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